Prospectus Supplement	February 1 , 2016

Putnam Income Fund
Prospectus dated February 28, 2015

The sub-section Your fund’s management in the section Fund summary and the subsection The fund’s investment manager in the section Who oversees and manages the fund? are supplemented to reflect that fund’s portfolio managers are now Michael Salm and Brett Kozlowski.

Additional information regarding the portfolio managers, including their business experience during the last five years, is set forth in the prospectus.

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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